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                                                                   EXHIBIT 10.12

                        [SILICON VALLEY BANK LETTERHEAD]

                          LOAN AND SECURITY AGREEMENT

BORROWER: KOFAX IMAGE PRODUCTS
ADDRESS:  3 JENNER STREET
          IRVINE, CALIFORNIA 92718

DATE:     FEBRUARY 28, 1992




THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. LOANS.

  1.1 LOANS. Silicon will make loans to the Borrower (the "Loans") in amounts determined by Silicon pursuant to the terms hereof, up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"). The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit. If at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

  1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule hereto. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower.

  1.3 FEES. The Borrower shall pay to Silicon a loan origination fee in the amount shown on the Schedule hereto concurrently herewith. This fee is in addition to all interest and other sums payable to Silicon and is not refundable.

2. GRANT OF SECURITY INTEREST.

  2.1 OBLIGATIONS. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest thereon when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

  2.2 COLLATERAL. As security for all Obligations, the Borrower hereby grants Silicon a continuing security interest in all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) All accounts, contract rights, chattel paper, and all other obligations now or in the future owing to the Borrower; (b) All inventory, materials used or consumed in Borrower's business, raw materials, work in process, finished goods, packaging and shipping materials, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and (c) All equipment acquired through Loans and all equipment acquired through any other financing provided to Borrower, which other financing has been refinanced by Loans (such equipment includes, without limitation, all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs);




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and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing.

3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

  The Borrower represents and warrants to Silicon as follows, and the Borrower covenants that the following representations will continue to be true, and that the Borrower will comply with all of the following covenants:

  3.1 CORPORATE EXISTENCE AND AUTHORITY. The Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon the Borrower.

  3.2 NAME; TRADE NAMES AND STYLES. The name of the Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule hereto are all prior names of the Borrower and all of Borrower's present and prior trade names. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

  3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is the Borrower's chief executive office. In addition, the Borrower has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

  3.4 TITLE TO COLLATERAL; PERMITTED LIENS. The Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of equipment which are leased by the Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"):
(i) purchase money security interests in specific items of equipment; (ii) leases of specific items of equipment; (iii) liens for taxes not yet payable;
(iv) additional security interests and liens consented to in writing by Silicon in its sole discretion, which consent shall not be unreasonably withheld; and
(v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree to give written notice of any default to Silicon at least 60 days prior to taking any action to enforce its subordinate security interest, and that the Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement. Silicon now has, and will continue to have, a perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and the Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

   3.5 MAINTENANCE OF COLLATERAL. The Borrower will maintain the Collateral in good working condition, reasonable wear and tear excepted, and the Borrower will not use the Collateral for any unlawful purpose. The Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

  3.6 BOOKS AND RECORDS. The Borrower has maintained and will maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

  3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect in all material respects the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide
Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by the Borrower, and a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such month the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; and
(ii) within 120 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants reasonably acceptable to Silicon.

  3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. The Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Borrower has timely paid, and will timely pay, all foreign, federal, state and


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local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment of any contested taxes, provided that the Borrower (i) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower. The Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and the Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any material liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

  3.9 COMPLIANCE WITH LAW. The Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to the Borrower's ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

  3.10 LITIGATION. Except as disclosed in the schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $500,000.

  3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

4. ADDITIONAL DUTIES OF THE BORROWER.

  4.1 FINANCIAL AND OTHER COVENANTS. The Borrower shall at all times comply with the financial and other covenants set forth in the Schedule to this Agreement.

  4.2 OVERADVANCE; PROCEEDS OF ACCOUNTS. If for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, Borrower shall remit to Silicon all checks and other proceeds of Borrower's accounts and general intangibles, in the same form as received by Borrower, within one day after Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.


  4.3 INSURANCE. The Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee to the extent of Silicon's interest therein, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance relating to any of the Collateral, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totalling less than $1,000,000, which shall be utilized by the Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

  4.4 REPORTS. The Borrower shall provide Silicon with such written reports with respect to the Borrower, as Silicon shall from time to time reasonably specify.

  4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the Borrower shall reimburse Silicon for its reasonable out of pocket costs for an annual accounts receivable audit within 60 days of the first advance that Silicon makes to Borrower relating to Borrower's accounts: such audit shall be conducted by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such accounts receivable audit (in which event Silicon shall send notification thereof to the Borrower). Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

  4.6 NEGATIVE COVENANTS. Except as may be permitted in the Schedule hereto, the Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do not exceed 25% of Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) acquire any assets outside the ordinary course of business for an aggregate purchase price exceeding 25% of


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Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the acquisition; (iii) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (iv) sell or transfer any Collateral, except for the sale of inventory in the ordinary course of the Borrower's business, and except for the sale of obsolete or unneeded equipment in the ordinary course of business; (v) make any loans of any money or any other assets; (vi) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends on the Borrower's stock (except for dividends payable solely in stock of the Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock; (x) make any change in the Borrower's capital structure which has a material adverse effect on the Borrower or on the prospect of repayment of the Obligations; or (xi) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default and no event which (with notice or passage of time or both) would constitute an Event of Default would occur as a result of such transaction.

  4.7 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make reasonably available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

  4.8 VERIFICATION. Silicon may, from time to time, following prior notification to, and reasonable approval by, Borrower, verify directly with the respective account debtors the validity, amount and other matters relating to the Borrower's accounts, by means of mail, telephone or otherwise, either in the name of the Borrower or Silicon or such other name as Silicon may reasonably choose, provided that no prior notification to Borrower shall be required following an Event of Default.

  4.9 EXECUTE ADDITIONAL DOCUMENTATION. The Borrower agrees, at its expense, on request by Silicon, to execute all documents in form satisfactory to Silicon, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

5. TERM.

  5.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule hereto (the "Maturity Date").

  5.2 EARLY TERMINATION. This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, and after written notice thereof to the Borrower, which termination shall be effective upon the date of the deposit of such notice in the United States mail, postage prepaid, if so deposited in the United States mail, upon the date of delivery, in the case of notices personally delivered, or upon the date of deposit with the express mail courier service, if such notice is sent via express mail service.

  5.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.

6. EVENTS OF DEFAULT AND REMEDIES.

  6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in any material respect; or (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time exceed the Credit Limit; or (d) the Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, which failure is not cured within 30 business days after the date due; or (f) Any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured within 30 days after the occurrence of the same; or (g) Dissolution, termination of existence, insolvency or business failure of the Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal


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thereof within 60 days after the date commenced; (i) revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (j) the Borrower makes any prohibited payment on account of any indebtedness or obligation which has been subordinated to the Obligations or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (k) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any material amount of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

  6.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and after written notice thereof to the Borrower, which shall be deemed effective upon the date of the deposit of such notice in the United States mail, postage prepaid, if so deposited in the United States mail, upon the date of delivery, in the case of personally delivered, or upon the date of deposit of such notice with the express mail courier service, if such notice is sent via express mail service, may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to the Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Require Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts, together with any necessary endorsements, within one day after the date received by the Borrower; (f) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to reasonably use the Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) Demand payment of, and collect any accounts comprising Collateral and, in connection therewith, the Borrower irrevocably authorizes Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) Offset against any sums in any of Borrower's general, special or other deposit accounts with Silicon; and (j) Demand and receive possession of any of the Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.

  6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. The Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 am. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all


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information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

  6.4 POWER OF ATTORNEY. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Borrower, and at the Borrower's expense, to do any or all of the following, in the Borrower's name or otherwise: (a) Execute on behalf of the Borrower any documents that Silicon may, in its reasonable discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of the Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of the Borrower, any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Borrower's taxes or to secure the release of any liens therefor, or both;
(i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor, (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of the Borrower pursuant to this Agreement and any other present or future agreements. Silicon shall exercise the foregoing powers in a commercially reasonable manner. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of the Borrower.

  6.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

  6.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7. GENERAL PROVISIONS.

  7.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by express or overnight courier mail service, or certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. Unless otherwise set forth herein, all notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Borrower or to Silicon, at the expiration of one business day following the deposit thereof with the express mail courier, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

  7.2 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

  7.3 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this

SILICON VALLEY BANK                                 LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------

Agreement or in other written agreements signed by the parties in connection herewith.

  7.4 WAIVERS. The failure of Silicon at any time or times to require the Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement or applicable law.

  7.5 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower or any other party, except as a result of the gross negligence or willful misconduct of Silicon, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon.

  7.6 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

  7.7 TIME OF ESSENCE. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

  7.8 ATTORNEYS FEES AND COSTS. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement and the documents relating to this Agreement (whether or not a lawsuit is filed but other than for costs and fees incurred to prepare and negotiate this Agreement), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to the Borrower. In satisfying Borrower's obligation hereunder to reimburse Silicon for attorneys fees, Borrower may, for convenience, issue checks directly to Silicon's attorneys, Levy & Norminton, but Borrower acknowledges and agrees that Levy & Norminton is representing only Silicon and not Borrower in connection with this Agreement. If either Silicon or the Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

  7.9 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations.

  7.10 JOINT AND SEVERAL LIABILITY. If the Borrower consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

  7.11 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

  7.12 MUTUAL WAIVER OF JURY TRIAL. THE BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY AMENDMENT OR SUPPLEMENT TO THIS AGREEMENT, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR THE BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR THE BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

  7.13 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and in accordance with, the laws of the State of California. Any undefined term used in this Agreement that is defined in the California Uniform Commercial Code shall have the meaning assigned to that term in the California Uniform Commercial Code. As a material part

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

of the consideration to Silicon to enter into this Agreement, the Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Orange County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

  BORROWER:

        KOFAX IMAGE PRODUCTS

        BY             [SIG]
          ---------------------------------------
                PRESIDENT OR VICE PRESIDENT

        BY             [SIG]
          ---------------------------------------
               SECRETARY OR ASS'T SECRETARY

  SILICON:

        SILICON VALLEY BANK

        BY             [SIG]
          ---------------------------------------

        TITLE           AVP
             ------------------------------------

22,

                        [SILICON VALLEY BANK LETTERHEAD]

                                   SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT

BORROWER:       KOFAX IMAGE PRODUCTS
ADDRESS:        3 JENNER STREET
                IRVINE, CALIFORNIA 92718

DATE:           FEBRUARY 28, 1992

CREDIT LIMIT
(Section 1.1):  An amount not to exceed the lesser of: (i) $2,000,000 at any one time outstanding; or (ii) 80% of the Net Amount of Borrower's accounts, which are eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon, which approval shall not be unreasonably withheld, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

TERM LOANS (Section 1.1 A):

                1.1A.1 TERM LOANS. In addition to the Loans provided for in
                Section 1.1 above, provided no Event of Default has occurred, Silicon will make term loans from time to time to the Borrower, upon Borrower's request, (individually a "Term Loan" and collectively the "Term Loans") in amounts up to the lesser of the Term Loan Availability (as referred to below) or 100% of the invoice price of the Equipment (as referred to below), plus freight and taxes. The proceeds of the Term Loans shall be used by the Borrower to purchase new equipment reasonably acceptable to Silicon and evidenced by documentation reasonably acceptable to Silicon (the "Equipment"). Additionally, the Borrower may obtain a one-time Term Loan to satisfy all of its obligations to Mitsui Manufacturers Bank ("Mitsui"),

SILICON VALLEY BANK                      SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                up to a maximum amount of $400,000, regarding its equipment credit line with Mitsui (the "Mitsui Loan"), provided, however, that Mitsui delivers to Silicon all documentation that Silicon deems reasonably necessary or advisable, including, without limitation, UCC-2 termination statements, to terminate Mitsui's security interest in all Collateral and to evidence the payment in full the Mitsui Loan.

                Term Loans may be borrowed by the Borrower at any time prior to February 15, 1993, and shall be disbursed by making payment to Borrower for group purchases of Equipment having an aggregate purchase price of $25,000 or more, or otherwise by making payment directly to the supplier of the Equipment, or, in the case of the Mitsui Loan, to Mitsui. A Term Loan shall constitute a "Loan" for all purposes of the Loan Agreement, except that the Term Loan shall bear interest at the rate set forth in Section
                1.1 A.2, and the Term Loan shall not be subject to the Credit Limit referred to in Section 1.1 above.

                The term "Term Loan Availability" as used in this Agreement means $700,000 minus the sum of the original principal amounts of all Term Loans Silicon has made to Borrower.

                The term "Obligations" as used in this Agreement shall include without limitation the obligation to repay the Term Loans and all interest thereon.

                1.1A.2 INTEREST RATE AND REPAYMENT. Each Term Loan shall bear interest at one of the following three alternative rates in conjunction with a corresponding repayment period as set forth herein, both as designated by Borrower by written notice to Silicon at the time the Loan is disbursed. If the Borrower does not designate an applicable interest rate and repayment period, Silicon may do so by written notice to the Borrower. Regardless of the repayment periods specified, all Term Loans with all accrued and unpaid interest thereon shall be immediately due and payable, upon written notice thereof to the Borrower in accordance with the notice provisions set forth in Sections 5.2 and 6.2 of this Agreement,upon the occurrence of any Event of Default. The one-time Term Loan relating to the Borrower's obligations to Mitsui under the Mitsui Loan shall bear interest in accordance with Option A below and shall be repaid with a 36 month term in accordance with subsection (ii)(a) hereof.

                (i) Interest.

                     Option A: A rate equal to the "Prime Rate" in effect from time to time, plus 1% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Term Loan based on the Prime Rate shall change on each date there is a change in the Prime Rate.

SILICON VALLEY BANK              SCHEDULE TO LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------

                    Option B: A rate equal to 10.5% per annum, fixed for the term of the Term Loan and calculated on the basis of a 360-day year for the actual number of days elapsed.

                    Option C: A rate equal to 11% per annum, fixed for the term of the Term Loan and calculated on the basis of a 360-day year for the actual number of days elapsed.

              (ii)  Repayment. Each Term Loan shall be repayable as follows:


                    (a) If interest pursuant to Option A above is selected, the Term Loan shall be repayable in one of the two following options: in equal monthly principal installments, with each principal installment being in an amount equal to the original principal amount of the Term Loan divided by 36 or 48, commencing 30 days after the date the Term Loan is disbursed and continuing on the same day of each succeeding month until the third anniversary (if 36 is selected as the denominator above) or fourth anniversary (if 48 is selected as the denominator above), of the date the Term Loan is disbursed, on which date the entire unpaid principal balance of the Term Loan and all accrued interest thereon shall be due and payable; in addition to such principal payments, accrued interest shall be payable monthly on the same date principal payments are due.

                    (b) If interest pursuant to Option B above is selected, the Term Loan shall be repayable in equal monthly installments of principal and interest, utilizing an amortization period of 36 months, commencing 30 days after the date the Term Loan is disbursed and continuing on the same day of each succeeding month until the third anniversary of the date the Term Loan is disbursed, on which date the entire unpaid principal balance of the Term Loan and all accrued interest thereon shall be due and payable.

                    (c) If interest pursuant to Option C above is selected, the Term Loan shall be repayable in equal monthly installments of principal and interest, utilizing an amortization period of 48 months, commencing 30 days after the date the Term Loan is disbursed and continuing on the same day of each succeeding month until the fourth anniversary of the date the Term Loan is disbursed, on which date the entire unpaid principal balance of the Term Loan and all accrued interest thereon shall be due and payable.

                1.1A.3 COLLATERAL. The Term Loans shall be secured by the Equipment and by all other Collateral. Borrower represents and warrants that Silicon shall have a first priority perfected security interest in the Equipment.

INTEREST RATE (Section 1.2):

                A rate equal to the "Prime Rate" in effect from time to time, plus .50% per annum, provided, however, that the interest charged relating to the Term Loans shall be in accordance with

SILICON VALLEY BANK             SCHEDULE TO LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------

                Section 1.1A above. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):
                $6,667. (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE
(Section 5.1):
                February 15, 1993 relating to the advances made and obligations incurred pursuant to the Section 1.1 Credit Limit; the Maturity Date shall be considered to be the final scheduled repayment date for the Term Loans, determined in accordance with Section
                1.1 A.2.

PRIOR NAMES OF BORROWER
(Section 3.2):
                NONE

TRADE NAMES OF BORROWER
(Section 3.2):
                KOFAX

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):
                45 WINTONBURY AVENUE, SUITE 306, BLOOMFIELD, CT 06002; 620 HERNDON PARKWAY, SUITE 204, HERNDON, VA 22070;

MATERIAL ADVERSE LITIGATION
(Section 3.10):
                NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):
                Without Silicon's prior written consent, Borrower may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $200,000 in any fiscal year or (ii) make loans to, or enter into loan guaranties on behalf of, employees in an aggregate amount not exceeding $200,000 at any one time outstanding.

FINANCIAL COVENANTS
(Section 4.1):
                Borrower shall comply with all of the following covenants. Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

WORKING CAPITAL:
                Borrower shall maintain an excess of current assets over current liabilities of not less than $2,500,000.

QUICK ASSET RATIO:
                Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.0 to 1.

TANGIBLE NET WORTH:
                Borrower shall maintain a tangible net worth of not less than $3,000,000.

SILICON VALLEY BANK              SCHEDULE TO LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------

DEBT TO TANGIBLE
NET WORTH RATIO:
                Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than 1.0 to 1.

PROFITABILITY:
                Borrower shall not incur a loss (after taxes) for any fiscal quarter in excess of $500,000.

DEFINITIONS:
                "Current assets," and "current liabilities" shall have the meanings ascribed to them in accordance with generally accepted accounting principles.

                "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-l" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

SUBORDINATED DEBT:
                "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form reasonably specified by Silicon or by language in the instrument evidencing the indebtedness which is reasonably acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):  Borrower shall at all times comply with all of the following additional covenants:

                1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon while any Obligations remain outstanding.

                2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 20 days after the end of each month while any Obligations remain outstanding, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall reasonably specify, and an aged listing of Borrower's accounts receivable.

                3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $700,000 at any time outstanding; such indebtedness refers to obligations owing to parties other than Silicon.

SILICON VALLEY BANK              SCHEDULE TO LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------

                4. OTHER INFORMATION REQUIREMENTS. The Borrower shall promptly provide to Silicon such budgets, sales projections, operating plans and other financial documentation relating to the Borrower that Silicon reasonably requires.

                5. INITIAL AUDIT. The audit referred to in Section 4.5 of this Agreement shall be completed within 60 days of the first advance relating to the Borrower's accounts receivable made to Borrower pursuant to Section 1.1.

                 BORROWER:

                    KOFAX IMAGE PRODUCTS

                    BY   [SIG]
                      --------------------------------------
                                PRESIDENT OR VICE PRESIDENT

                    BY   [SIG]
                      --------------------------------------
                                SECRETARY OR ASS'T SECRETARY
                 SILICON:
                    SILICON VALLEY BANK

                    BY      [SIG]
                      --------------------------------------
                    TITLE    AVP
                      --------------------------------------

                        [SILICON VALLEY BANK LETTERHEAD]

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:       KOFAX IMAGE PRODUCTS
ADDRESS:        3 JENNER STREET
                IRVINE, CALIFORNIA 92718

DATE:           MARCH 9, 1993

           THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated February 28, 1992 (the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

           1. MODIFICATION OF CREDIT LIMIT. The section of the Schedule to Loan Agreement entitled "Credit Limit (Section 1.1)" is hereby deleted and replaced with the following:

"CREDIT LIMIT
(Section 1.1):  An amount not to exceed the lesser of: (i) $2,000,000 at any one time outstanding; or (ii) 80% of the Net Amount of Borrower's accounts, which are eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon which approval shall not be unreasonably withheld, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------

                Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $100,000, upon the request of the Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation.

                The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

TERM LOANS (Section 1.1A):

                1.1A.1 TERM LOANS. In addition to the Loans provided for in
                Section 1.1 above, provided no Event of Default has occurred, Silicon will make term loans from time to time to the Borrower, upon Borrower's request, (individually a "Term Loan" and collectively the "Term Loans") in amounts up to the lesser of the Term Loan Availability (as referred to below) or 100% of the invoice price of the Equipment (as referred to below), plus freight and taxes. The proceeds of the Term Loans shall be used by the Borrower to purchase new equipment reasonably acceptable to Silicon and evidenced by documentation reasonably acceptable to Silicon (the "Equipment").

                Term Loans may be borrowed by the Borrower at any time prior to March 9, 1994, and shall be disbursed by making payment to Borrower for group purchases of Equipment having an aggregate purchase price of $25,000 or more, or otherwise by making payment directly to the supplier of the Equipment. A Term Loan shall constitute a "Loan" for all purposes of the Loan Agreement, except that the Term Loan shall bear interest at the rate set forth in Section 1.1A.2, and the Term Loan shall not be subject to the Credit Limit referred to in Section 1.1 above.

                Silicon has previously made a term loan Borrower to satisfy Borrower's prior obligations to Mitsui Manufacturers Bank (the "Mitsui Loan"), the principal balance of which, as of February 28, 1993, is $195,151.83 and which shall be repaid to Silicon in equal monthly installments of principal until March 9, 1995, on which date the unpaid principal and accrued interest thereon shall be paid in full. Interest shall be payable in accordance with Option A below. The phrase "Term Loans" shall include, without limitation, the Mitsui Loan.

                The term "Term Loan Availability" as used in this Agreement means $400,000 minus the sum of the original principal

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------

                amounts of all Term Loans Silicon has made to Borrower, other than the Mitsui Loan.

                The term "Obligations" as used in this Agreement shall include without limitation the obligation to repay the Term Loans, including, without limitation, the Mitsui Loan, and all interest thereon.

                1.1A.2 INTEREST RATE AND REPAYMENT. Each Term Loan shall bear interest at one of the following two alternative rates, as designated by Borrower by written notice to Silicon at the time the Term Loan is disbursed. If the Borrower does not designate an applicable interest rate, Silicon may do so by written notice to the Borrower. All Term Loans with all accrued and unpaid interest thereon shall be immediately due and payable, upon written notice thereof to the Borrower in accordance with the notice provisions set forth in Sections 5.2 and 6.2 of this Agreement, upon the occurrence of any Event of Default. The Mitsui Loan shall bear interest in accordance with Option A below and shall be repaid as set forth above.

                (i) Interest. Interest shall be payable monthly on all outstanding Term Loans, including, without limitation, at all times prior to any Start Amortization Date (as referred to below) based on the following interest rate options:

                    Option A: A rate equal to the "Prime Rate" in effect from time to time, plus 1% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Term Loan based on the Prime Rate shall change on each date there is a change in the Prime Rate.

                    Option B: A rate equal to 9% per annum, fixed for the term of the Term Loan and calculated on the basis of a 360-day year for the actual number of days elapsed.

                (ii) Repayment. Term Loans shall be repayable as follows: On the date (the "Start Amortization Date") when the aggregate outstanding principal amount of Term Loans, other than those Term Loans already comprising Amortizing Term Loans (as referred to below) and the Mitsui Loan, reaches or exceeds $100,000, the Borrower shall repay each of such Term Loans (referred to as "Amortizing Term Loans") as follows in accordance with the interest option originally specified by the Borrower:

                    (a) If interest pursuant to Option A above has been selected, then such Term Loan shall be repayable as

SILICON VALLEY BANK                                AMENDMENT TO LOAN AGREEMENT
-------------------------------------------------------------------------------

                    follows: in equal monthly principal installments, with each principal installment being in an amount equal to the original principal amount of the Term Loan divided by 36, commencing 30 days after the respective Start Amortization Date, and continuing on the same day of each succeeding month until the third anniversary of such Start Amortization Date, on which date the entire unpaid principal balance of such Term Loan and all accrued interest thereon shall be due and payable; in addition to such principal payments, accrued interest shall be payable monthly on the same date principal payments are due; or

                    b) If interest pursuant to Option B above has been selected, then such Term Loan shall be repayable as follows: in equal monthly installments of principal and interest, utilizing an amortization period of 36 months, commencing 30 days after the respective Start Amortization Date and continuing on the same day of each succeeding month until the third anniversary of such Start Amortization Date, on which date the entire unpaid principal balance of such Term Loan and all accrued interest thereon shall be due and payable;

                provided, however, that the date that is the earlier to occur of (a) March 9, 1994 and (b) the date when there remains no further Term Loan Availability, shall also constitute a Start Amortization Date and the outstanding Term Loans, other than those Term Loans already comprising Amortizing Term Loans and the Mitsui Loan, shall be repaid as set forth above.

                1.1A.3 COLLATERAL. The Term Loans shall be secured by the Equipment and by all other Collateral. Borrower represents and warrants that Silicon shall have a first priority perfected security interest in the Equipment."

           2. REVISED MATURITY DATE. The Maturity Date as set forth in the section in the Schedule to Loan Agreement entitled "Maturity Date (Section 5.1)" is hereby deleted and replaced with the following:

"MATURITY DATE
 (Section 5.1):
                October 5, 1994, relating to the advances made and obligations incurred pursuant to the Section 1.1 Credit Limit; the Maturity Date shall be considered to be the final scheduled repayment date for the Term Loans, determined in accordance with Section 1.1A.2."

SILICON VALLEY BANK                                AMENDMENT TO LOAN AGREEMENT
-------------------------------------------------------------------------------

           3. REVISED FINANCIAL COVENANTS. The section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby deleted and replaced with the following:


"FINANCIAL COVENANTS
(Section 4.1):        Borrower shall comply with all of the following covenants.
                      Compliance shall be determined as of as of the end of each month, except as otherwise specifically provided below:

WORKING CAPITAL:      Borrower shall maintain an excess of current assets over
                      current liabilities of not less than $3,000,000.

QUICK ASSET RATIO:    Borrower shall maintain a ratio of "Quick Assets" to
                      current liabilities of not less than 1.25 to 1.

TANGIBLE NET          Borrower shall maintain a tangible net worth of not less
WORTH:                than $4,000,000.

DEBT TO TANGIBLE      Borrower shall maintain a ratio of total liabilities to
NET WORTH RATIO:      tangible net worth of not more than 1.0 to 1.

PROFITABILITY         Borrower shall not incur a loss (after taxes) for any
                      fiscal quarter in excess of $500,000, provided that Borrower shall not incur any loss (after taxes) for the fiscal years of 1993 and 1994.

DEFINITIONS:          "Current assets," and "current liabilities" shall have the meanings ascribed to them in accordance with generally accepted accounting principles.

                      "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                      "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

SUBORDINATED DEBT:    "Liabilities" for purposes of the foregoing covenants do
                      not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon."

           4. FACILITY FEE. The Borrower shall pay Silicon concurrently herewith a facility fee of $6,667. Said facility fee shall be in addition to all interest and other sums payable to Silicon, and shall not be refundable.

           5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------

representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

      BORROWER:                                  SILICON:

      KOFAX IMAGE PRODUCTS                       SILICON VALLEY BANK

      BY      [SIG]                              BY       [SIG]
        ------------------------                   --------------------------
          PRESIDENT OR VICE PRESIDENT            TITLE    VICE PRESIDENT
                                                      ------------------------

      BY      [SIG]
        ------------------------
          SECRETARY OR ASS'T SECRETARY

                        [SILICON VALLEY BANK LETTERHEAD]

                         AMENDMENT TO LOAN AND SECURITY
                                   AGREEMENT

BORROWER:      KOFAX IMAGE PRODUCTS
ADDRESS:       3 JENNER STREET
               IRVINE, CALIFORNIA 92718

DATE:          OCTOBER 10, 1994

           THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated February 28, 1992, as amended by that certain Amendment to Loan Agreement dated May 9, 1993 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

           1. AMENDED SCHEDULE. The Schedule to Loan and Security Agreement is amended effective as of the date hereof, to read as set forth on the Amended Schedule to Loan and Security Agreement attached hereto.

           2. REVISED REPORTING OF FINANCIAL STATEMENTS AND COMPLIANCE CERTIFICATES AND SUBMISSION OF LETTER FROM CERTIFIED PUBLIC ACCOUNTANTS. Section
3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           "3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect in all material respects the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide
           Silicon: (i) within 30 days after the end of each fiscal quarter, a quarterly financial statement prepared by the Borrower, and a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such quarter the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; and (ii) within 120 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants reasonably acceptable to Silicon together with a letter and/or report to management of the Borrower from such certified public accountant."

SILICON VALLEY BANK                     AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

           3. REVISED TIME PERIOD FOR COMPLETION OF ACCOUNTS RECEIVABLE AUDIT.
Section 4.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           "4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that while any Obligations remain outstanding, the Borrower shall reimburse Silicon for its reasonable out of pocket costs for annual accounts receivable audits, the first such audit to be completed within 90 days of the first advance that Silicon makes to Borrower relating to Borrower's accounts; such audit shall be conducted by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such accounts receivable audit (in which event Silicon shall send notification thereof to the Borrower). Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense."

           4. FACILITY FEE. The Borrower shall pay Silicon concurrently herewith a facility fee in the amount of $6,667, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

           5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

           6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                    SILICON:

KOFAX IMAGE PRODUCTS                         SILICON VALLEY BANK

BY [SIG]                                     BY  [SIG]
  ---------------------------                  -------------------------------

PRESIDENT OR VICE PRESIDENT                  TITLE      VP
                                                  ----------------------------

BY   [SIG]
  ---------------------------
SECRETARY OR ASS'T SECRETARY

                        [SILICON VALLEY BANK LETTERHEAD]

                              AMENDED SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT

BORROWER:      KOFAX IMAGE PRODUCTS
ADDRESS:       3 JENNER STREET
               IRVINE, CALIFORNIA 92718

DATE:          OCTOBER 10, 1994

CREDIT LIMIT
(Section 1.1):      An amount not to exceed the lesser of: (i) $2,000,000 at any one time outstanding; or (ii) 80% of the Net Amount of Borrower's accounts, which are eligible for borrowing. "Net
                    Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                    Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon, which approval shall not be unreasonably withheld, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

                    Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $100,000, upon the request of the Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation.

                    The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

SILICON VALLEY BANK              AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


TERM LOANS (Section 1.1A):

                    1.1A.1 TERM LOANS. In addition to the Loans provided for in
                    Section 1.1 above, provided no Event of Default has occurred, Silicon will make term loans from time to time to the Borrower, upon Borrower's request, (individually a "Term Loan" and collectively the "Term Loans") in amounts up to the lesser of the Term Loan Availability (as referred to below) or 100% of the invoice price of the Equipment (as referred to below), plus freight and taxes. The proceeds of the Term Loans shall be used by the Borrower to purchase new equipment reasonably acceptable to Silicon and evidenced by documentation reasonably acceptable to Silicon (the "Equipment").

                    Term Loans may be borrowed by the Borrower at any time prior to March 9, 1994, and shall be disbursed by making payment to Borrower for group purchases of Equipment having an aggregate purchase price of $25,000 or more, or otherwise by making payment directly to the supplier of the Equipment. A Term Loan shall constitute a "Loan" for all purposes of the Loan Agreement, except that the Term Loan shall bear interest at the rate set forth in Section 1.1A.2, and the Term Loan shall not be subject to the Credit Limit referred to in Section 1.1 above.

                    Silicon has previously made a term loan Borrower to satisfy Borrower's prior obligations to Mitsui Manufacturers Bank (the "Mitsui Loan"), the principal balance of which, as of February 28, 1993, is $195,151.83 and which shall be repaid to Silicon in equal monthly installments of principal until March 9, 1995, on which date the unpaid principal and accrued interest thereon shall be paid in full. Interest shall be payable in accordance with Option A below. The phrase "Term Loans" shall include, without limitation, the Mitsui Loan.

                    The term "Term Loan Availability" as used in this Agreement means $400,000 minus the sum of the original principal amounts of all Term Loans Silicon has made to Borrower, other than the Mitsui Loan.

                    The term "Obligations" as used in this Agreement shall include without limitation the obligation to repay the Term Loans, including, without limitation, the Mitsui Loan, and all interest thereon.

                    1.1A.2 INTEREST RATE AND REPAYMENT. Each Term Loan shall bear interest at one of the following two alternative rates, as designated by Borrower by written notice to Silicon at the time the Term Loan is disbursed. If the Borrower does not designate an applicable interest rate, Silicon may do so by written notice to the Borrower. All Term Loans with all accrued and unpaid interest thereon shall be immediately due and payable, upon written notice thereof to the Borrower in accordance with the notice provisions set forth in Sections
                    5.2 and 6.2 of this Agreement, upon the occurrence of any Event of Default. The Mitsui Loan shall bear interest in accordance with Option A below and shall be repaid as set forth above.

                    (i) Interest. Interest shall be payable monthly on all outstanding Term Loans, including, without limitation, at all times prior to any Start Amortization Date (as referred to below) based on the following interest rate options:

                    Option A: A rate equal to the "Prime Rate" in effect from time to time, plus 1% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Term Loan based on the Prime Rate shall change on each date there is a change in the Prime Rate.

                    Option B: A rate equal to 9% per annum, fixed for the term of the Term Loan and calculated on the basis of a 360-day year for the actual number of days elapsed.

                (ii) Repayment. Term Loans shall be repayable as follows: On the date (the "Start Amortization Date") when the aggregate outstanding principal amount of Term Loans, other than those Term Loans already comprising Amortizing Term Loans (as referred to below) and the Mitsui Loan, reaches or exceeds $100,000, the Borrower shall repay each of such Term Loans (referred to as "Amortizing Term Loans") as follows in accordance with the interest option originally specified by the Borrower:

                    (a) If interest pursuant to Option A above has been selected, then such Term Loan shall be repayable as follows: in equal monthly principal installments, with each principal installment being in an amount equal to the original principal amount of the Term Loan divided by 36, commencing 30 days after the respective Start Amortization Date, and continuing on the same day of each succeeding month until the third anniversary of such Start Amortization Date, on which date the entire unpaid principal balance of such Term Loan and all accrued interest thereon shall be due and payable; in addition to such principal payments, accrued interest shall be payable monthly on the same date principal payments are due; or

                    (b) If interest pursuant to Option B above has been selected, then such Term Loan shall be repayable as follows: in equal monthly installments of principal and interest, utilizing an amortization period of 36 months, commencing 30 days after the respective Start Amortization Date and continuing on the same day of each succeeding month until the third anniversary of such Start Amortization Date, on which date the entire unpaid principal balance of such Term Loan and all accrued interest thereon shall be due and payable;

                provided, however, that the date that is the earlier to occur of
                (a) March 9, 1994 and (b) the date when there remains no further Term Loan Availability, shall also constitute a Start Amortization Date and the outstanding Term Loans, other than those Term Loans already comprising Amortizing Term Loans and the Mitsui Loan, shall be repaid as set forth above.

                1.1A.3 COLLATERAL. The Term Loans shall be secured by the Equipment and by all other Collateral. Borrower represents and warrants that Silicon shall have a first priority perfected security interest in the Equipment.

INTEREST RATE
(Section 1.2):  A rate equal to the "Prime Rate" in effect from time to time, plus .50% per annum, provided, however, that the interest charged relating to the Term Loans shall be in accordance with
                Section 1.1A above. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):  As per Amendment to Loan and Security Agreement of even date.

MATURITY DATE
(Section 5. 1): October 5, 1995, relating to the advances made and obligations incurred pursuant to the Section 1.1 Credit Limit.

PRIOR NAMES OF BORROWER
(Section 3.2):  None

TRADE NAMES OF BORROWER
(Section 3.2):  KOFAX

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):  1280 BLUE HILLS AVENUE, SUITE 4, BLOOMFIELD, CT 06002; 620
                HERNDON PARKWAY, SUITE 200, HERNDON, VA 22070; 1850 PARKWAY PLACE, SUITE 420, MARIETTA, GA 30067; RUE CAPOUILLET 19, 1060 BRUSSELS, BELGIUM

MATERIAL ADVERSE LITIGATION
(Section 3.10): NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):  Without Silicon's prior written consent, Borrower may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $200,000 in any fiscal year or (ii) make loans to, or enter into loan guaranties on behalf of, employees in an aggregate amount not exceeding $200,000 at any one time outstanding.

FINANCIAL COVENANTS
(Section 4. 1): Borrower shall comply with all of the following covenants.
                Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

QUICK ASSET RATIO:
                Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.25 to 1.

TANGIBLE NET WORTH:
                Borrower shall maintain a tangible net worth of not less than $4,000,000.

DEBT TO TANGIBLE
NET WORTH RATIO:
                Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than 1.0 to 1.

PROFITABILITY   Borrower shall not incur a loss (after taxes) for any fiscal quarter; except that Borrower may incur a loss (after taxes) for a single fiscal quarter not to exceed $500,000. Borrower shall not incur a loss (after taxes) for the fiscal year 1995.

DEFINITIONS:    "Current assets," and "current liabilities" shall have the meanings ascribed to them in accordance with generally accepted accounting principles.

                "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

SUBORDINATED DEBT:
                "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4. 1): Borrower shall at all times comply with all of the following additional covenants:

                1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon while any Obligations remain outstanding.

                2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 20 days after the end of each month while any Obligations remain outstanding, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall reasonably specify, and an aged listing of Borrower's accounts receivable. At all other times, within 20 days after the end of each fiscal quarter, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall reasonably specify, and an aged listing of Borrower's accounts receivable.

                3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding

                $700,000 at any time outstanding; such indebtedness refers to obligations owing to parties other than Silicon.

                4. OTHER INFORMATION REQUIREMENTS. The Borrower shall promptly provide to Silicon such budgets, sales projections, operating plans and other financial documentation relating to the Borrower that Silicon reasonably requires.

                5. INITIAL AUDIT. The audit referred to in Section 4.5 of this Agreement shall be completed within 90 days of the first advance relating to the Borrower's accounts receivable made to Borrower pursuant to Section 1.1.

                 Borrower:

                    KOFAX IMAGE PRODUCTS

                    By   [SIG]
                      -----------------------------------------------
                            President or Vice President

                    By    [SIG]
                      -----------------------------------------------
                            Secretary or Ass't Secretary

                 Silicon:

                    SILICON VALLEY BANK

                    By     [SIG]
                      -----------------------------------------------

                    Title    VP
                         --------------------------------------------

                [SILICON VALLEY BANK LETTERHEAD

CERTIFIED RESOLUTION

BORROWER:           KOFAX IMAGE PRODUCTS, A
                    CORPORATION ORGANIZED UNDER THE
                    LAWS OF THE STATE OF CALIFORNIA

ADDRESS:            3 JENNER STREET
                    IRVINE, CALIFORNIA 92718

DATE:               OCTOBER 10, 1994

           I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

        RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require, provided, however, that such sum or sums shall not exceed $2,700,000.

        RESOLVED FURTHER, that each of the President, the Chief Financial Officer and the Secretary of this corporation be, and each of such officers hereby is, authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

        RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                        OFFICE(S)                ACTUAL SIGNATURES
-----                        ---------                -----------------

DAVID S. SILVER              President and CEO        x [SIG]
-----------------------      ----------------------   -------------------------

DEAN A. HOUGH                Vice President           x [SIG]
-----------------------      ----------------------   -------------------------

RONALD S. FIKERT             Vice President, CEO      x [SIG]
-----------------------      ----------------------   -------------------------
                              and Secretary

RICHARD MURPHY               Vice President-Sales     x [SIG]
-----------------------      ----------------------   -------------------------

DENNIS JOYCE                 Vice President-Operatios x [SIG]
-----------------------      ----------------------   -------------------------




            IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.


                                     [SIG]
                              -----------------------------------------
                              Secretary or Assistant Secretary

                        [SILICON VALLEY BANK LETTERHEAD]

PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:      KOFAX IMAGE PRODUCTS

ADDRESS:       3 JENNER STREET
               IRVINE, CALIFORNIA 92718

DATE:          OCTOBER 7,1994


Charges:                                                           Bank              Legal
  Loan Facility Fee                                              $6,667.00
  Legal Fee                                                                        $675.00
  Legal Costs (courier, duplicating, etc.)                                          $50.00
                                                                 ---------         -------
                                               Total             $6,667.00         $725.00
                                     Previously Paid
                                         Balance Due             $6,667.00         $725.00
                                                                 ---------         -------


Please Issue Checks Payable as Follows:
  Silicon Valley Bank                              $6,667.00
  Levy, Small & Lallas, Attorneys                    $725.00
Please send BOTH checks to Silicon Valley Bank

                                             Acknowledged:

                                             Kofax Image Products

                                             By:     [SIG]
                                                -------------------------------

                                             Title: Vice President & CEO
                                                   ----------------------------


Note: The amounts shown in this Pro Forma Invoice are estimates only, and do not include services after the date hereof. At the time of funding the amounts shown on this Invoice will be updated.

                           [LOGO] SILICON VALLEY BANK

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER.       KOFAX IMAGE PRODUCTS
ADDRESS:        3 JENNER STREET
                IRVINE, CALIFORNIA 92718
DATE:           OCTOBER 5, 1995

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated February 28, 1992, as amended by that certain Amendment to Loan Agreement dated May 9, 1993, and as amended by that certain Amendment to Loan Agreement dated October 10, 1995 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. Amended Schedule. The Schedule to Loan and Security Agreement is amended effective as of the date hereof, to read as set forth on the Amended Schedule to Loan and Security Agreement attached hereto.

         2. Modification to Section 2.2. Section 2.2 of the Loan Agreement is hereby replaced in its entirety with the following Section 2.2 and a new Section 2.2A is hereby added that is to follow after Section 2.2:

         "2.2 Grant of Security Interest in Collateral. The Borrower grants Silicon a continuing security interest in all of the Borrower's interest in the Collateral (as defined below in Section 2.2A) as security for all Obligations. The provisions of this section 2.2 shall be considered fully effective until the IPO Consummation (as defined below), and upon the occurrence of IPO Consummation the provisions of this section 2.2 shall be deemed to be of no force and effect. As used herein the term "IPO Consummation" means the consummation of an underwritten initial public offering of the Borrower's common stock from which the Borrower receives net proceeds in a minimum amount of $9,000,000, which transaction is otherwise satisfactory to Silicon, and relating to which Borrower has provided to Silicon documentation and other information satisfactory to Silicon evidencing the consummation thereof.

         2.2A Collateral. This section 2.2A shall be considered to be effective at all times during the effectiveness of this Loan Agreement regardless of the status of the IPO Consummation. The term "Collateral" as used herein shall mean all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located: (a) All accounts, contract rights, chattel paper, letters

         SILICON VALLEY BANK            AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
         of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs;
         (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its discretion."

         3. REVISED SECTION 3.7. Section 3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect in all material respects the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) within 30 days after the end of each fiscal quarter, a quarterly financial statement prepared by the Borrower, and a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such quarter the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; and (ii) within 120 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public

         SILICON VALLEY BANK            AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
         accountants reasonably acceptable to Silicon together with a letter and/or report to management of the Borrower from such certified public accountant.*

        * UPON THE IPO CONSUMMATION, THE BORROWER PROVIDE TO SILICON THE FOLLOWING FINANCIAL REPORTS TO REPLACE THE REPORTING REQUIREMENTS SET FORTH ABOVE: (I) WITHIN 5 DAYS AFTER THE EARLIER OF THE DATE THE REPORT 10-Q IS RILED OR IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO BORROWER, SUCH 10-Q REPORT, A QUARTERLY FINANCIAL STATEMENT PREPARED BY BORROWER, AND A COMPLIANCE CERTIFICATE IN SUCH FORM AS SILICON SHALL REASONABLY SPECIFY, SIGNED BY THE CHIEF FINANCIAL OFFICER OF THE BORROWER, CERTIFYING THAT THROUGHOUT SUCH QUARTER THE BORROWER WAS IN FULL COMPLIANCE WITH ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND SETTING FORTH CALCULATIONS SHOWING COMPLIANCE WITH THE FINANCIAL COVENANTS SET FORTH ON THE SCHEDULE AND SUCH OTHER INFORMATION AS SILICON SHALL REASONABLY REQUEST (THE "COMPLIANCE CERTIFICATE"); (III) WITHIN 5 DAYS AFTER THE EARLIER OF THE DATE THE REPORT 10-K IS FILED OR IS REQUIRED TO BE RILED WITH THE SECURITIES EXCHANGE COMMISSION WITH RESPECT TO BORROWER, SUCH 10-K REPORT, COMPLETE ANNUAL FINANCIAL STATEMENTS, CERTIFIED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ACCEPTABLE TO SILICON, AND A COMPLIANCE CERTIFICATE FOR THE QUARTER THEN ENDED."

         4. REVISED TIME PERIOD FOR COMPLETION OF ACCOUNTS RECEIVABLE AUDIT.
Section 4.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall TAKE reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that while any Obligations remain outstanding prior to the IPO Consummation, the Borrower shall reimburse Silicon for its reasonable out of pocket costs for annual accounts receivable audits, the first such audit to be completed within 90 days of the first advance that Silicon makes to Borrower relating to Borrower's accounts; such audit shall be conducted by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such accounts receivable audit (in which event Silicon shall send notification thereof to the Borrower). Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense."

         5. FACILITY FEE. The Borrower shall pay Silicon concurrently herewith a facility FEE in the amount of $6,667, which shall be in addition to all interest and all other fees payable TO Silicon and shall be non-refundable.

         6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

         7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the

        SILICON VALLEY BANK             AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

 BORROWER:                                     SILICON:

 KOFAXIMAGE PRODUCTS                           SILICON VALLEY BANK

 BY               [SIG]                        BY
   ----------------------------------            -----------------------------
       PRESIDENT OR VICE PRESIDENT             TITLE
                                                    --------------------------
 BY               [SIG]
    ---------------------------------
       SECRETARY OR ASS'T SERETARY

                           [LOGO] SILICON VALLEY BANK

                               AMENDED SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER.      KOFAX IMAGE PRODUCTS
ADDRESS:       3 JENNER STREET
               IRVINE, CALIFORNIA 92718

DATE:          OCTOBER 5, 1995

CREDIT LIMIT
(Section 1.1):          A. Prior to IPO Consummation: IPO Default. The following
                        shall apply prior to the IPO Consummation: An amount not to exceed the lesser of: (i) $2,000,000 at any one time outstanding; or (ii) 80% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                        B After IPO Consummation. The following shall apply after the IPO Consummation: An amount not to exceed $2,000,000 at any one time outstanding.

                        Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon, which approval shall not be unreasonably withheld, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

LETTERS OF CREDIT       Silicon, in its reasonable discretion, will from time to
                        time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $100,000, upon the request of the Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify (the
                        "Letter of Credit Documentation"). Fees for

      SILICON VALLEY BANK        AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                        the Letters of Credit shall be as provided in the Letter of Credit Documentation.

CREDIT CARD SUBLIMIT    Up to $50,000 of the Credit Limit (the "Credit Card
                        Sublimit") may be used by the Borrower in connection with Silicon's issuance of corporate credit cards (the
                        "Credit Cards") for OFFICERS of the Borrower as the Borrower designates from time to time, with the aggregate credit limit for all such Credit Cards not to exceed $50,000 at any time. All Credit Cards and underlying agreements relating thereto shall be in form and substance satisfactory to Silicon in its sole discretion.

                        The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding and the amount of the Credit Card Sublimit set forth above.

INTEREST RATE
(Section 1.2):          A rate equal to the "Prime Rate" in effect from time to
                        time, plus .50% per annum; provided, however, that upon the IPO Consummation, the interest rate shall be a rate equal to the "Prime Rate" in effect from time to time.
                        Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its " prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):          As per Amendment to Loan and Security Agreement of even
                        date.

MATURITY DATE
(Section 5.1):          OCTOBER 5, 1996.

PRIOR NAMES OF BORROWER
(Section 3.2):          NONE

TRADE NAMES OF BORROWER
(Section 3.2):          KOFAX

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):          74 BEDFORD STREET, LEXINGTON, MA 02173
                        620 HERNDON PARKWAY, SUITE 200, HERNDON, VA 22070;
                        1850 PARKWAY PLACE, SUITE 420, MARIETTA, GA 30067;
                        RUE CAPOUILLET 19, 1060 BRUSSELS, BELGIUM
                        20 CLOTDESDALE RD., LONDON W17 8ES UNITED KINGDOM

MATERIAL ADVERSE LITIGATION
(Section 3.10):         NONE

NEGATIVE COVENANTS-EXCEPTIONS

(Section 4.6):          Without Silicon's prior written consent, Borrower may do
                        the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock

    SILICON VALLEY BANK          AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                        pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $200,000 in any fiscal year or
                        (ii) make loans to, or enter into loan guaranties on behalf of, employees in an aggregate amount not exceeding $200,000 at any one time outstanding; provided that, in addition to the foregoing, make loans to employees in connection with computer purchases ("Employee Computer Loans") provided that the Employee Computer Loans shall not exceed $300,000 in the aggregate at any one time outstanding.

FINANCIAL COVENANTS
(Section 4.1):          Borrower shall comply with all of the following
                        covenants. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

QUICK ASSET RATIO:      Borrower shall maintain a ratio of "Quick Assets" to
                        current liabilities of not less than 1.25 to 1, provided that on and after the IPO Consummation, Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 2.0 to 1.

TANGIBLE NET WORTH:     Borrower shall maintain a tangible net worth of not less
                        than $4,000,000, provided that on and after the IPO
                        Consummation, Borrower shall maintain a tangible net worth of not less than $10,600,000 plus 80% of the amount of the net proceeds received by the Borrower upon the IPO Consummation relating thereto.

DEBT TO TANGIBLE
NET WORTH RATIO:        Borrower shall maintain a ratio of total liabilities to
                        tangible net worth of not more than 1.0 to 1, provided that on and after the IPO Consummation, Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than .50 to 1.

PROFITABILITY:          Borrower shall not incur a loss (after taxes) for any
                        fiscal quarter; except that Borrower may incur a loss
                        (after taxes) for a single fiscal quarter during the term hereof not to exceed $500,000. Borrower shall not incur a loss (after taxes) for the 1996 fiscal year.

DEFINITIONS:            "Current assets," and "current liabilities" shall have
                        the meanings ascribed to them in accordance with generally accepted accounting principles.

                        "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                        "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

SUBORDINATED DEBT:      "Liabilities" for purposes of the foregoing covenants do
                        not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by

      SILICON VALLEY BANK       AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                        language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):          Borrower shall at all times comply with all of the
                        following additional covenants:

                        1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon while any Obligations remain outstanding.

                        2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 20 days after the end of each month while any Obligations remain outstanding, Borrower shall provide Silicon with a Borrowing Base Certificate (the "Borrowing Certificate") in such form as Silicon shall reasonably specify, and an aged listing of Borrower's accounts receivable and accounts payable (collectively, the "Listing"). At all other times, within 20 days after the end of each fiscal quarter, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall reasonably specify, and an aged listing of Borrower's accounts receivable and accounts payable. After the IPO Consummation, and notwithstanding the foregoing, Borrower shall not be obligated to provide Silicon with the Borrowing Certificate or the Listing.

                        3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $700,000 at any time outstanding; such indebtedness refers to obligations owing to parties other than Silicon.

                        4. OTHER INFORMATION REQUIREMENTS. The Borrower shall promptly provide to Silicon such budgets, sales projections, operating plans and other financial documentation relating to the Borrower that Silicon reasonably requires.

                        5. INITIAL AUDIT. The audit referred to in Section 4.5 of this Agreement shall be completed within 90 days of the first Loan relating to the Borrower's accounts receivable made to Borrower pursuant to Section 1.1.

                        6. NEGATIVE PLEDGE. Except as otherwise permitted hereunder, Borrower shall not hereafter grant a security interest in any of its present or future Collateral.

                        7. ANNUAL THIRTY-DAY CLEAN-UP PERIOD. Effective upon the IPO Consummation, Borrower agrees that during the period of October 6, 1995 to October 5, 1996, there shall be a period of at least 30 days when no Loans are outstanding.

                        8. MATERIAL ADVERSE CHANGE EVENT OF DEFAULT. In addition to and without limitation of the Events of Defaults under this Agreement, any


                                       4-

     SILICON VALLEY BANK         AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
           material adverse change in the business, assets or condition (financial or otherwise) of Borrower from the date hereof shall constitute an Event of Default hereunder.

            BORROWER:

                KOFAX IMAGE PRODUCTS

                BY      [SIG]
                   ------------------------------
                  PRESIDENT OR VICE PRESIDENT

                BY      [SIG]
                   ------------------------------
                   SECRETARY OR ASS'T SECRETARY

            SILICON:

                SILICON VALLEY BANK

                BY      [SIG]
                   ------------------------------

                TITLE    VICE PRESIDENT
                     ----------------------------

                           [LOGO] SILICON VALLEY BANK

                         AMENDMENT TO LOAN AND SECURITY
                                    AGREEMENT

BORROWER:    KOFAX IMAGE PRODUCTS
ADDRESS:     3 JENNER STREET
             IRVINE, CALIFORNIA 92718

DATE:        JANUARY 20, 1996

            THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated February 28, 1992, as amended by that certain Amendment to Loan Agreement dated March 9, 1993, as amended by that certain Amendment to Loan Agreement dated October 10, 1994, and as amended by that certain Amendment to Loan Agreement dated October 5, 1995 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

            1. AMENDED SCHEDULE. The Schedule to Loan and Security Agreement is amended effective as of the date hereof, to read as set forth on the Amended Schedule to Loan and Security Agreement attached hereto.

            2. MODIFICATION TO SECTION 2.2. Section 2.2 of the Loan Agreement is hereby replaced in its entirety with the following Section 2.2 and a new
Section 2.2A is hereby added that is to follow after Section 2.2:

            "2.2 GRANT of SECURITY INTEREST IN COLLATERAL. The Borrower grants Silicon a continuing security interest in all of the Borrower's interest in the Collateral (as defined below in Section 2.2A) as security for all Obligations (collectively referred to as the "Grant"). The Grant shall be considered fully effective until the occurrence of both (A) the IPO Consummation (as defined below) and
            (B) the repayment in full of the Term Loan (as defined in the Schedule to Loan Agreement) in immediately funds (collectively, the occurrence of both (A) and (B) are referred to as the "Unsecured Conditions"). Upon the satisfaction of and compliance with the Unsecured Conditions, the Grant shall be deemed to be of no force and effect.

            As used herein the term IPO Consummation" means the consummation of an underwritten initial public offering of the Borrower's common stock from which the Borrower receives net proceeds in a minimum amount of $9,000,000, which transaction is otherwise satisfactory to Silicon, and relating to which Borrower has provided to Silicon documentation and other information satisfactory to Silicon evidencing the consummation thereof.

          SILICON VALLEY BANK           AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
            2.2A COLLATERAL. This section 2.2A shall be considered to be effective at all times during the effectiveness of this Loan Agreement regardless of the status of the satisfaction of the Unsecured Conditions. The term "Collateral" as used herein shall mean all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located: (a) All accounts, contract rights, chattel paper, and all other obligations now or in the future owing to the Borrower; (b) All inventory, materials used or consumed in Borrower's business, raw materials, work in process, finished goods, packaging and shipping materials, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and (c) All equipment acquired through Loans and all equipment acquired through any other financing provided to Borrower, which other financing has been refinanced by Loans (such equipment includes, without limitation, all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs); and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing.

            3. REINCORPORATION. Borrower has informed Silicon that it desires to change the state of its incorporation from California to Delaware by effecting a merger (the "Merger") of Borrower with and into Kofax Image Products, Inc., a Delaware corporation ("Kofax-Delaware"), a wholly-owned subsidiary of Borrower. Silicon consents to the Merger, provided that Kofax-Delaware enter into an assumption agreement and execute such additional documents and take such additional actions as Silicon determines are reasonably necessary or desirable to protect its rights and interests under the Loan Agreement.

            4. FACILITY FEE. The Borrower shall pay Silicon concurrently herewith a facility fee in the amount of $9,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

        SILICON VALLEY BANK             AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

            5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

            6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

  BORROWER:                                     SILICON:

  KOFAXIMAGE PRODUCTS                          SILICON VALLEY BANK

BY            [SIG]                            BY           [SIG]
  ----------------------------------             ------------------------------
      PRESIDENT OR VICE PRESIDENT              TITLE    VICE PRESIDENT
                                                    ---------------------------
By            [SIG]
   ---------------------------------
      SECRETARY OR ASS'T SECRETARY

                           [LOGO] Silicon Valley Bank

                               AMENDED SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT

BORROWER:             KOFAX IMAGE PRODUCTS
ADDRESS:              3 JENNER STREET
                      IRVINE, CALIFORNIA 92718

DATE:                 JANUARY 20, 1996

CREDIT LIMIT
(Section 1.1):          A. BEFORE THE IPO CONSUMMATION. The following shall
                        apply at all times prior to the IPO Consummation:
                        An amount not to exceed the lesser of: (i) $2,000,000 at any one time outstanding; or (ii) 80% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing;
                        PLUS the amount of the Term Loan Facility (as defined below).

                        "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                        Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon, which approval shall not be unreasonably withheld, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

                        B. AFTER THE IPO CONSUMMATION. The following shall apply at all times on and after the IPO Consummation:
                        An amount not to exceed $2,000,000 at any one time outstanding;
                        PLUS the amount of the Term Loan Facility (as defined below).

    SILICON VALLEY BANK          AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


LETTERS OF CREDIT:      Silicon, in its reasonable discretion, will from time to
                        time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $100,000, upon the request of the Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify (the
                        "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit
                        Documentation.

CREDIT CARD SUBLIMIT:   Up to $100,000 of the Credit Limit (the "Credit Card
                        Sublimit") may be used by the Borrower in connection with Silicon's issuance of corporate credit cards (the
                        "Credit Cards") for officers of the Borrower as the Borrower designates from time to time, with the aggregate credit limit for all such Credit Cards not to exceed $100,000 at any time. All Credit Cards and underlying agreements relating thereto shall be in form and substance satisfactory to Silicon in its sole discretion.

                        The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding and the amount of the Credit Card Sublimit set forth above.

TERM LOAN FACILITY:     An amount up to $1,800,000 (the "Term Loan Facility") to
                        be utilized by the Borrower on or before July 5, 1996
                        (the "Amortization Date") to assist Borrower's purchase of certain assets of LaserData, Inc. (referred to as the "Purchase"), provided that (i) the agreements and documentation relating to the Purchase are acceptable to Silicon, (ii) the assets purchased relating to the Purchase are free of liens and encumbrances (other than the lien of Silicon), (iii) Silicon will have a perfected, first priority security interest in such assets, (iv) the Purchase is consummated in a manner satisfactory to Silicon and (v) the Purchase is otherwise acceptable to Silicon in its discretion;
                        provided, further that the amount of an advance under the Term Loan Facility (a "Term Loan") shall not be less than $50,000.

                        The amount available under the Term Loan Facility shall be permanently reduced by the original principal amount of each Term Loan at the time that such Term Loan is made. The date that a Term Loan is made is referred to as the "Term Loan Date."

                        Interest shall be payable monthly on the aggregate outstanding principal amount of the Term Loans commencing February 5, 1996, and interest payments shall continue on the same day of each month thereafter until the Term Loans and related Obligations have been repaid in full, subject to the required complete repayment of the Term Loans and related Obligations as set forth in the next sentence. Borrower shall repay to Silicon the outstanding aggregate amount of Term Loans in 36 equal monthly payments of principal, commencing one month after the Amortization Date and continuing on the same day of each month thereafter until July 5, 1999, on which date the entire unpaid aggregate principal balance of the Term Loans, all accrued and unpaid interest thereon and all related Obligations shall be due and payable.

  SILICON VALLEY BANK           AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                        The Term Loans shall bear interest at the rate set forth below in Section 1.2 hereof. The Term Loans together with all accrued and unpaid interest thereon shall be immediately due and payable upon written notice thereof to the Borrower in accordance with the notice provisions set forth in Sections 5.2 and 6.2 of this Agreement upon the occurrence of any Event of Default and is otherwise due and payable as set forth under the terms and conditions of this Agreement.

                        Each Term Loan shall constitute a "Loan" for all purposes of the Loan Agreement. The term "Obligations" as used in this Agreement shall include without limitation the obligation to repay the Term Loans, and all interest thereon. The Term Loans shall be secured by all Collateral.

INTEREST RATE
(Section 1.2):          Other than with respect to the Term Loans, the interest
                        rate shall be equal to the "Prime Rate" in effect from time to time, plus .50% per annum; provided, however, that upon the IPO Consummation, the interest rate shall be a rate equal to the "Prime Rate" in effect from time to time.

                        With respect to the Term Loans, the interest rate shall be equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum.

                        Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):          As per Amendment to Loan and Security Agreement of even
                        date.

MATURITY DATE
(Section 5.1):          OCTOBER 5, 1996, other than with respect to the Term
                        Loan Facility. The Term Loan Facility shall be due and payable in accordance with the provisions set forth in
                        Section 1. 1 above.

PRIOR NAMES OF BORROWER
(Section 3.2):          NONE

TRADE NAMES OF BORROWER
(Section 3.2):          KOFAX

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):          1280 BLUE HILLS AVENUE, SUITE 4, BLOOMFIELD, CT 06002;
                        620 HERNDON PARKWAY, SUITE 200, HERNDON, VA 22070;
                        1850 PARKWAY PLACE, SUITE 420, MARIETTA, GA 30067;
                        RUE CAPOUILLET 19, 1060 BRUSSELS, BELGIUM;
                        300 VESPER PARK, TYNGSBORO, MA 01879;
                        6701 DEMOCRACY BLVD., SUITE 300, BETHESDA, MD (SALES
                        OFFICE ONLY)

MATERIAL ADVERSE LITIGATION
(Section 3.10):         NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):          Without Silicon's prior written consent, Borrower may do
                        the following, provided that, after giving effect thereto, no Event of

  SILICON VALLEY BANK           AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                        Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $200,000 in any fiscal year; (ii) make loans to, or enter into loan guaranties on behalf of, employees in an aggregate amount not exceeding $200,000 at any one time outstanding; and (iii) make loans to employees in connection with computer purchases ("Employee Computer Loans") provided that the Employee Computer Loans shall not exceed $300,000 in the aggregate at any one time outstanding.

FINANCIAL COVENANTS
(Section 4.1):          Borrower shall comply with all of the following
                        covenants, Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

QUICK ASSET RATIO:      Borrower shall maintain a ratio of "Quick Assets" to
                        current liabilities of not less than 1.25 to 1, provided that on and after the IPO Consummation, Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 2.0 to 1.

TANGIBLE NET WORTH:     Borrower shall maintain a tangible net worth of not less
                        than $4,000,000, provided that on and after the IPO
                        Consummation, Borrower shall maintain a tangible net worth of not less than $6,000,000 plus 80% of the amount of the net proceeds received by the Borrower upon the IPO Consummation relating thereto.

DEBT TO TANGIBLE
NET WORTH RATIO:        Borrower shall maintain a ratio of total liabilities to
                        tangible net worth of not more than 1.0 to 1, provided that on and after the IPO Consummation, Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than .50 to 1.

PROFITABILITY:          Borrower shall not incur a loss (after taxes) for any
                        fiscal quarter; except that Borrower may incur a loss
                        (after taxes) for a single fiscal quarter during the term hereof not to exceed $500,000, and Borrower shall not incur a loss (after taxes) for the 1996 fiscal year;
                        PROVIDED that if the Purchase has been consummated the following profitability covenant shall apply: Borrower shall not incur a loss (after taxes) for any fiscal quarter, except that (i) Borrower may incur a loss
                        (after taxes) for the single fiscal quarter during the term hereof in which the Purchase has been consummated, which loss may not exceed $4,000,000 and (ii) in addition to the foregoing, Borrower may incur a loss
                        (after taxes) for a fiscal quarter during the term hereof not to exceed $500,000; further, Borrower shall not incur a loss (after taxes) for the 1996 fiscal year in excess of $1,800,000.

DEBT SERVICE RATIO:     Borrower shall maintain a Debt Service Ratio (as
                        referred to below) as of the end of each quarter of not less than 1.75 to 1, excluding, however, the one-time charges associated with the Purchase.

DEFINITIONS:            "Current assets," and "current liabilities" shall have
                        the meanings ascribed to them in accordance with generally accepted accounting principles.

    SILICON VALLEY BANK          AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                        "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                        "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

                        "Debt Service Ratio" means, for any period, the ratio of
                        (a) net income of Borrower (relating to the period of the then immediately preceding 12 months) before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses of the Borrower, determined in accordance with generally accepted accounting principles, consistently applied, to
                        (b) the amount of Borrower's obligations relating to payment of interest and current maturities of principal on Borrower's outstanding long term indebtedness, determined in accordance with generally accepted accounting principles, consistently applied.

SUBORDINATED DEBT:      "Liabilities" for purposes of the foregoing covenants do
                        not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):          Borrower shall at all times comply with all of the
                        following additional covenants:

                        1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon while any Obligations remain outstanding.

                        2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 20 days after the end of each month while any Obligations remain outstanding, Borrower shall provide Silicon with a Borrowing Base Certificate (the "Borrowing Certificate") in such form as Silicon shall reasonably specify, and an aged listing of Borrower's accounts receivable and accounts payable (collectively, the "Listing"). At all other times, within 20 days after the end of each fiscal quarter, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall reasonably specify, and an aged listing of Borrower's accounts receivable and accounts payable. After the IPO Consummation, and notwithstanding the foregoing, Borrower shall not be obligated to provide Silicon with the Borrowing Certificate or the Listing.

                        3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding

  SILICON VALLEY BANK           AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                        $700,000 at any time outstanding; such indebtedness refers to obligations owing to parties other than Silicon.

                        4. OTHER INFORMATION REQUIREMENTS. The Borrower shall promptly provide to Silicon such budgets, sales projections, operating plans and other financial documentation relating to the Borrower that Silicon reasonably requires.

                        5. INITIAL AUDIT. The audit referred to in Section 4.5 of this Agreement shall be completed within 90 days of the first Loan relating to the Borrower's accounts receivable made to Borrower pursuant to Section 1.1.

                        6. NEGATIVE PLEDGE. Except as otherwise permitted hereunder, including, without limitation, security interests granted in connection with the purchase, or lease of equipment as set forth in paragraph 3(ii) hereof, Borrower shall not hereafter grant a security interest in any of its present or future Collateral.

                        7. ANNUAL THIRTY-DAY CLEAN-UP PERIOD. Effective upon the IPO Consummation, Borrower agrees that during the period of October 6, 1995 to October 5, 1996, there shall be a period of at least 30 days when no Loans (other than the Term Loans) are outstanding.

                        8. MATERIAL ADVERSE CHANGE EVENT OF DEFAULT. In addition to and without limitation of the Events of Defaults under this Agreement, any material adverse change in the business, assets or condition (financial or otherwise) of Borrower from the date hereof shall constitute an Event of Default hereunder.

                        BORROWER:

                            KOFAX IMAGE PRODUCTS

                            By        [SIG]
                              ---------------------------------
                               PRESIDENT OR VICE PRESIDENT

                            BY        [SIG]
                              ---------------------------------
                              SECRETARY OR ASS'T SECRETARY

                        SILICON:

                            SILICON VALLEY BANK

                            BY
                              ---------------------------------
                            TITLE     VICE PRESIDENT
                                  -----------------------------

                           [LOGO] SILICON VALLEY BANK

                         AMENDMENT TO LOAN AND SECURITY
                                    AGREEMENT

BORROWER.    KOFAX IMAGE PRODUCTS, INC.
ADDRESS:     3 JENNER STREET
             IRVINE, CALIFORNIA 92718

DATE:        OCTOBER 31, 1996

            THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated February 28, 1992, as amended by that certain Amendment to Loan Agreement dated March 9, 1993, as amended by that certain Amendment to Loan Agreement dated October 10, 1994, as amended by that certain Amendment to Loan Agreement dated October 5, 1995, as amended by that certain Amendment to Loan Agreement dated January 20, 1996 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

            1. Amended Schedule. The Schedule to Loan and Security Agreement is amended effective as of the date hereof, to read as set forth on the Amended Schedule to Loan and Security Agreement attached hereto.

            2. Modification to Section 2.2. Section 2.2 of the Loan Agreement is hereby replaced in its entirety with the following Section 2.2:

            2.2 Collateral. The term "Collateral" as used herein shall mean all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located: (a) All accounts, contract rights, chattel paper, and all other obligations now or in the future owing to the Borrower; (b) All inventory, materials used or consumed in Borrower's business, raw materials, work in process, finished goods, packaging and shipping materials, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and (c) All equipment acquired through Loans and all equipment acquired through any other financing provided to Borrower, which other financing has been refinanced by Loans (such equipment includes, without limitation, all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs);

   SILICON VALLEY BANK                  AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
            and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. The inclusion of the definition of Collateral does not mean or imply that such items of property constitute security for the Obligations."


            3. FACILITY FEE. The Borrower shall pay Silicon concurrently herewith a facility fee in the amount of $5,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

            4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

            5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

  BORROWER:                           SILICON:

  KOFAXIMAGE PRODUCTS, INC.           SILICON VALLEY BANK

  BY          [SIG]                   BY   /S/ RAQUEL SIDLO
     -----------------------------       -----------------------------
     PRESIDENT OR VICE PRESIDENT      TITLE  ASSISTANT VICE PRESIDENT
                                           ---------------------------
  BY         [SIG]
    ------------------------------
     SECRETARY OR ASS'T SECRETARY

                           [LOGO] Silicon Valley Bank

                               AMENDED SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER.    KOFAX IMAGE PRODUCTS, INC.
ADDRESS:     3 JENNER STREET
             IRVINE, CALIFORNIA 92718

DATE:        OCTOBER 31, 1996

CREDIT LIMIT
(Section 1.1):          An amount not to exceed $2,000,000 at any one time
                        outstanding; PLUS the amount of the Term Loan Facility
                        (as defined below).

                        "IPO Consummation" means the consummation of an underwritten initial public offering of the Borrower's common stock, which transaction is satisfactory to Silicon, and relating to which Borrower has provided to Silicon documentation and other information satisfactory to Silicon evidencing the consummation thereof.

LETTERS OF CREDIT       Silicon, in its reasonable discretion, will from time to
                        time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $100,000, upon the request of the Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify (the
                        "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit
                        Documentation.

                        The Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

TERM LOAN FACILITY      An amount up to $1,800,000 (the "Term Loan Facility") to
                        be utilized by the Borrower on or before July 5, 1996
                        (the "Amortization Date") to assist Borrower's purchase of certain assets of LaserData, Inc. (referred to as the "Purchase"), provided that (i) the agreements and documentation relating to the Purchase are acceptable to Silicon, (ii) the assets purchased relating to the Purchase are free of liens and encumbrances (other than the lien of Silicon), (iii) Silicon will have a perfected, first priority security interest in such assets, (iv) the Purchase is consummated in a manner satisfactory to Silicon and (v) the Purchase is otherwise acceptable to Silicon in its discretion;

  SILICON VALLEY BANK           AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------
                        provided, further, that the amount of an advance under the Term Loan Facility (a "Term Loan") shall not be less than $50,000.

                        The amount available under the Term Loan Facility shall be permanently reduced by the original principal amount of each Term Loan at the time that such Term Loan is made. The date that a Term Loan is made is referred to as the "Term Loan Date."

                        Interest shall be payable monthly on the aggregate outstanding principal amount of the Term Loans commencing February 5, 1996, and interest payments shall continue on the same day of each month thereafter until the Term Loans and related Obligations have been repaid in full, subject to the required complete repayment of the Term Loans and related Obligations as set forth in the next sentence. Borrower shall repay to Silicon the outstanding aggregate amount of Term Loans in 36 equal monthly payments of principal, commencing one month after the Amortization Date and continuing on the same day of each month thereafter until July 5, 1999, on which date the entire unpaid aggregate principal balance of the Term Loans, all accrued and unpaid interest thereon and all related Obligations shall be due and payable.

                        The Term Loans shall bear interest at the rate set forth below in Section 1.2 hereof. The Term Loans together with all accrued and unpaid interest thereon shall be immediately due and payable upon written notice thereof to the Borrower in accordance with the notice provisions set forth in Sections 5.2 and 6.2 of this Agreement upon the occurrence of any Event of Default and is otherwise due and payable as set forth under the terms and conditions of this Agreement.

                        Each Term Loan shall constitute a "Loan" for all purposes of the Loan Agreement. The term "Obligations" as used in this Agreement shall include without limitation the obligation to repay the Term Loans, and all interest thereon. The Term Loans shall be secured by all Collateral.

INTEREST RATE
(Section 1.2):          Other than with respect to the Term Loans, the interest
                        rate shall be equal to the "Prime Rate" in effect from time to time.

                        With respect to the Term Loans, the interest rate shall be equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum.

                        Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):          As per Amendment to Loan and Security Agreement of even
                        date.

MATURITY DATE
(Section 5.1):          OCTOBER 5, 1997, other than with respect to the Term
                        Loan Facility. The Term Loan Facility shall be due and payable in accordance with the provisions set forth in
                        Section 1.1 above.

   SILICON VALLEY BANK           AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
PRIOR NAMES OF BORROWER
(Section 3.2):          NONE

TRADE NAMES OF BORROWER
(Section 3.2):          KOFAX

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):          74 BEDFORD STREET, LEXINGTON, MA 02173;
                        620 HERNDON PARKWAY, SUITE 200, HERNDON, VA 22070;
                        1850 PARKWAY PLACE, SUITE 420, MARIETTA, GA 30067;
                        RUE CAPOUILLET 19,1060 BRUSSELS, BELGIUM;
                        300 VESPER PARK, TYNGSBORO, MA 01879;
                        KRANENBERG 6, 1731 ZELLIK, BRUSSELS, BELGIUM;
                        1 BATTERSEA BRIDGE ROAD, LONDON, SW11 3BA, UNITED
                        KINGDOM

MATERIAL ADVERSE LITIGATION
(Section 3.10):       NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):          Without Silicon's prior written consent, Borrower may do
                        the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed
                        $200,000 in any fiscal year; (ii) make loans to, or enter into loan guaranties on behalf of, employees in an aggregate amount not exceeding $200,000 at any one time outstanding; and (iii) make loans to employees in connection with computer purchases ("Employee Computer
                        Loans") provided that the Employee Computer Loans shall not exceed $300,000 in the aggregate at any one time outstanding.

FINANCIAL COVENANTS
(Section 4.1):          Borrower shall comply with all of the following
                        covenants. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

QUICK ASSET RATIO:      Borrower shall maintain a ratio of "Quick Assets" to
                        current liabilities of not less than 1.75 to 1, provided that on and after the IPO Consummation, Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 2.0 to 1.

TANGIBLE NET WORTH:     Borrower shall maintain a tangible net worth of not less
                        than $8,000,000, provided that on and after the IPO
                        Consummation, Borrower shall maintain a tangible net worth of not less than $8,000,000 plus 80% of the amount of the net proceeds received by the Borrower upon the IPO Consummation relating thereto.

DEBT TO TANGIBLE
NET WORTH RATIO:        Borrower shall maintain a ratio of total liabilities to
                        tangible net worth of not more than 1.0 to 1, provided that on and after the IPO Consummation, Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than .50 to 1.

PROFITABILITY:          Borrower shall not incur a loss (after taxes) for any
                        fiscal quarter.

  SILICON VALLEY BANK           AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------
DEBT SERVICE RATIO:     Borrower shall maintain a Debt Service Ratio (as
                        referred to below) as of the end of each quarter of not less than 1.75 to 1.

DEFINITIONS:            "Current assets," and "current liabilities" shall have
                        the meanings ascribed to them in accordance with generally accepted accounting principles.

                        "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                        "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

                        "Debt Service Ratio" means, for any period, the ratio of
                        (a) net income of Borrower (relating to the period of the then immediately preceding 12 months) before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses of the Borrower, determined in accordance with generally accepted accounting principles, consistently applied, to
                        (b) the amount of Borrower's obligations relating to payment of interest and current maturities of principal on Borrower's outstanding long term indebtedness, determined in accordance with generally accepted accounting principles, consistently applied.

SUBORDINATED DEBT:      "Liabilities" for purposes of the foregoing covenants do
                        not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):          Borrower shall at all times comply with all of the
                        following additional covenants:

                        1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon while any Obligations remain outstanding.

                        2. [RESERVED]

                        3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $700,000 at any time outstanding; such indebtedness refers to obligations owing to parties other than Silicon.

                        4. OTHER INFORMATION REQUIREMENTS. The Borrower shall promptly provide to Silicon such budgets, sales projections, operating plans and other financial documentation relating to the Borrower that Silicon reasonably requires.

   SILICON VALLEY BANK          AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------
                        5. [RESERVED]

                        6. NEGATIVE PLEDGE. Except as otherwise permitted hereunder, including, without limitation, security interests granted in connection with the purchase or lease of equipment as set forth in paragraph 3(ii) hereof, Borrower shall not hereafter grant a security interest in any of its present or future Collateral.

                        7. ANNUAL THIRTY-DAY CLEAN-UP PERIOD. Borrower agrees that during the period of October 6, 1996 to October 5, 1997, there shall be a period of at least 30 days when no Loans (other than the Term Loans) are outstanding.

                        8. MATERIAL ADVERSE CHANGE EVENT OF DEFAULT. In addition to and without limitation of the Events of Defaults under this Agreement, any material adverse change in the business, assets or condition (financial or otherwise) of Borrower from the date hereof shall constitute an Event of Default hereunder.

                           BORROWER:

                             KOFAXIMAGE PRODUCTS, INC.

                             BY
                               -------------------------------------
                                  PRESIDENT OR VICE PRESIDENT

                             BY
                               -------------------------------------
                                  SECRETARY OR ASS'T SECRETARY

                            SILICON:

                              SILICON VALLEY BANK

                            BY   /S/  RAQUEL SIDLO
                              -------------------------------------
                            TITLE ASSISTANT VICE PRESIDENT